UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 8.01 Other Events.

On November 6, 2006, Accentia Biopharmaceuticals, Inc. (the “Company”) announced that it will begin enrolling patients for its Phase 3 study of SinuNase(TM) in November and will include patients with severe chronic sinusitis refractory to sinus surgery. The Company believes that SinuNase, which has been Fast Tracked by the Food and Drug Administration (FDA), is the first product candidate to be in a Phase 3 trial for chronic sinusitis. Details of the commencement of the Phase 3 trial can be obtained by reference to press release dated November 6, 2006 attached as an Exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: November 15, 2006

3

EXHIBIT INDEX

Exhibit Number	Description
10.1	Press Release Dated November 6, 2006 titled “Accentia Biopharmaceuticals Commences Fast-Tracked Phase 3 Clinical Trial of SinuNase for the Treatment of Chronic Sinusitis”

4